SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               Cotelligent, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 March 6, 2000
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



       Delaware                        0-25372                    94-3173918
----------------------             ---------------           -------------------

  (State or other juris-             (Commission             (I.R.S. Employer
diction of incorporation)            File Number)            Identification No.)



101 California Street - Suite 2050, San Francisco, CA                    94111
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(Address of principal executive offices)                              (Zip Code)



                        (415) 439-6400
               -----------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On March 6, 2000, Cotelligent, Inc. announced the appointment of Ralph H. Baxter, Jr. to its Board of Directors.

     A copy of the press release is attached as an Exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.                                 Exhibit
         -----------                                ---------

            99                                      Press Release

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

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                              COTELLIGENT, INC.
                                                              (Registrant)



Dated:  March 6, 2000                            By:   /S/ James R. Lavelle
                                                       -------------------------
                                                       James R. Lavelle
                                                       Chairman, Chief Executive
                                                       Officer & President


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


                                  EXHIBIT INDEX


Exhibit No.                        Description                           Page
-----------    -------------------------------------------------      ----------
99             Press Release announcing  appointment of Ralph H.
               Baxter, Jr. as Director.

                                       4